Exhibit 10.4

Disclosure Certificate delivered in connection with

the Credit Agreement dated July 21, 2017

Between the Loan Parties identified below and JPMorgan Chase Bank, N.A.

Section 3.05 –

A. Real Properties

The following properties are owned by the Borrowers:

1720 East Beamer Street, Woodland, California 95776

499 W. Esplande, San Jacinto, California 92583

2520 By-Pass Road, Elkhart, Indiana 46514

315 W. Skyline Road, Arkansas City, Kansas 67005

580 Mill Street NW, Sugarcreek, Ohio 44681

99, 80 and 77 Horseshoe Road, Leola, Pennsylvania 17540

1023 Highway 61 NE, Lancaster, Wisconsin 53813

550 Booth Bend Road, McMinnville, Oregon 97128

Colvin Court, McMinnville, Oregon 97128 (undeveloped)

1230 SW 10th Street, Ocala, Florida 34474

The Borrowers do not lease any real property.

B.	Intellectual Property

Trademarks

Section 3.06 – Disclosed Matters

Skyline Corporation has been named a defendant in Mary Hubbard et. al v. Amos Gates, Jr. et. al, Case No. 34-2014-00167568, Superior Court of the State of California County of Sacramento. The plaintiff seeks damages for wrongful death and personal injuries after a wheel came off a Skyline Corporation manufactured home during transport resulting in a fatality and personal injuries. Skyline Corporation acknowledges that it was the manufacturer of the home, but denies responsibility for the axle and wheel at issue, which was remanufactured by another named defendant. Skyline Corporation is contesting the claims against it and it is seeking indemnification from the third party manufacturer.

Section 3.12 -Material Agreements

Manufacturer Agreement dated March 21, 2013 by and between 21st Mortgage Corporation and Skyline Corporation

Vendor Agreement dated February 9, 2017 by and between Wells Fargo Commercial Distribution Finance, LLC and Skyline Corporation

Repurchase Agreement dated April 3, 2012 by and between Skyline Corporation and Northpoint Commercial Finance, LLC

Consignment Agreement dated August 11, 2014 by and between UFP Gordon, LLC and Skyline Corporation

Section 3.14- Insurance

Commercial Property– American Home Assurance Company Policy No. 025030890

Commercial General Liability—Mt. Hawley Insurance Company Policy No. SLO1000006

Automobile Liability – Lexington Insurance Company Policy No. AS2Z91465858017

Umbrella Liability- Liberty Mutual Fire Insurance Policy No. 013136433

Primary Director & Officer/Employment Practices Liability – Great American Insurance Company Policy No. DOL8811069

Director & Officer Liability- Old Republic Insurance Company Policy No. ORPOR39025

Director & Officer Liability- XL Specialty Insurance Company Policy No. ELU147407-16

Director & Officer Liability – Berkley Insurance Company Policy No. BPR08024527

Director & Officer Liability- Illinois National Insurance Company Policy No. 02-646-30-74

Fiduciary and Crime Liability- Federal Insurance Company Policy No. 8115-8169

Section 3.15 - Capitalization and Subsidiaries

Skyline Corporation— 8,391,244 outstanding shares of common stock; listed on NYSE MKT; Indiana Corporation

Homette Corporation – 600 common shares owned by Skyline Corporation; Indiana corporation

Layton Homes Corp. – 150 common shares owned by Skyline Corporation; Indiana corporation

Skyline Homes, Inc. – 250 common shares owned by Skyline Corporation; California corporation

The Skyline Corporation 2015 Stock Incentive Plan allows Skyline Corporation to grant a total of 700,000 common shares of Skyline Corporation in the form of (i) incentive stock options intended to be qualified under Section 422 of the I.R.C., (ii) non-qualified stock options, (iii) restricted stock (subject to risk of forfeiture), (iv) stock appreciations rights, and (v) restricted stock.

Section 3.22 - Affiliate Transactions

Executive Employment Agreement dated June 25, 2015 between Richard Florea (CEO) and Skyline Corporation

The Skyline Corporation 2015 Stock Incentive Plan allows Skyline Corporation to grant a total of 700,000 common shares of Skyline Corporation in the form of (i) incentive stock options intended to be qualified under Section 422 of the I.R.C., (ii) non-qualified stock options, (iii) restricted stock (subject to risk of forfeiture), (iv) stock appreciations rights, and (v) restricted stock.

Skyline Corporation has offered deferred compensation benefits to several current and former employees. The present value of the deferred compensation benefits is approximately $5.1 million dollars. Skyline Corporation owns life insurance policies which insure the lives of individuals entitled to receive deferred compensation benefits, and the cash surrender value of the policies is approximately $7.1 million dollars.

Section 6.01 - Existing Indebtedness

None.

Section 6.02 - Existing Liens

INDIANA SECRETARY OF STATE

	FILE NUMBER	DATE	SECURED PARTY	COLLATERAL

1.	200100004121152	07/18/2001	Dell Financial Services, L.L.C. Mail Stop PS2DF-23 One Dell Way Round Rock, TX 78682	Lessee/Lessor Specific Computer Equipment

2.	200300001296598	02/11/2003	NMHG Financial Services Inc. PO Box 35701 Billings, MT 59107-5701	Lessee/Lessor Specific Equipment

3.	201300001956946	03/01/2013	Toyota Motor Credit Corporation PO Box 3457 Torrance, California 90510	Specific Equipment

4.	201300002439882	03/15/2013	Toyota Motor Credit Corporation PO Box 3457 Torrance, CA 90510	Specific Equipment

5.	201300004621100	05/17/2013	Toyota Motor Credit Corporation PO Box 3457 Torrance, CA 90510	Specific Equipment

6.	201300005721576	06/20/2013	Toyota Motor Credit Corporation PO Box 3457 Torrance, CA 90510	Specific Equipment

7.	201300006081728	07/02/2013	Toyota Motor Credit Corporation PO Box 3457 Torrance, CA 90510	Specific Equipment

8.	201400007486284	09/19/2014	UFP Gordon, LLC PO Box 31 Royer Street Gordon, PA 17936	Lumber and building products pursuant to Consignment Agreement dated August 2014

9.	201200007050097	08/01/2012	Toyota Motor Credit Corporation PO Box 3457 Torrance, CA 90510	Specific Equipment

10.	201200009471036	10/16/2012	Toyota Motor Credit Corporation PO Box 3457 Torrance, CA 90510	Specific Equipment

11.	201200010331770	11/12/2012	Toyota Motor Credit Corporation PO Box 3457 Torrance, CA 90510	Specific Equipment

12.	201200011002372	12/04/2012	Toyota Motor Credit Corporation PO Box 3457 Torrance, CA 90510	Specific Equipment

13.	201200011729934	12/27/2012	Carlson Systems LLC PO Box 3036 Omaha, NE 68103	Senco staplers, Senco nailers, Bostich nailers, Hitachi staplers, Duraspin Tyrex screw systems, Hitachi nailers, PAM power tool accessories, MAX nailers

14.	201300000967967	01/28/2013	AMS of Indiana, Inc. 3933 E. Jackson Blvd. Elkhart, IN 46516	Specific Equipment located at: Skyline Homes TX, 606 South Second, Mansfield, TX 76063

	FILE NUMBER	DATE	SECURED PARTY	COLLATERAL
15.	201500002865635	04/16/2015	CIT Finance 1 CIT Drive Livingston, NJ 07039	Lease Specific Equipment

16.	201600007909751	10/03/2016	Toyota Industries Commercial Finance, Inc. 8951 Cypress Water Coppell, TX 75019	Lease Specific Equipment

KANSAS SECRETARY OF STATE

	FILE NUMBER	DATE	SECURED PARTY	COLLATERAL
1.	6001705	06/17/2005	LaSalle Bristol Corp 5030 Great Oak Drive Lakeland, FL 33815	Lessor/Lessee Specific Equipment

2.	7097876	07/21/2014	LaSalle Bristol 5030 Great Oak Dr Lakeland, FL 33815	Equipment Duct Forming Machine

OHIO SECRETARY OF STATE

	FILE NUMBER	DATE	SECURED PARTY	COLLATERAL
1.	OH00098979130	02/21/2006	LaSalle Bristol Corp 5030 Great Oak Drive Lakeland, FL 33815	Lessor/Lessee Specific Equipment

2.	OH00178009273	07/21/2014	LaSalle Bristol 5030 Great Oak Dr Lakeland, FL 33815	Equipment Duct Forming Machine

HOMETTE CORPORATION

INDIANA SECRETARY OF STATE

	FILE NUMBER	DATE	SECURED PARTY	COLLATERAL
1.	201300006945181	07/29/2013	Carlson Systems LLC PO Box 3036 Omaha, NE 68103	Senco nailers, Duraspin Tyrex Screw systems, Senco staplers, Hitachi nailers, Bostich staplers, Interchange Brand nailers, Interchange Brand staplers, MAX nailers

SKYLINE HOMES, INC.

CALIFORNIA SECRETARY OF STATE

	FILE NUMBER	DATE	SECURED PARTY	COLLATERAL
1.	200220560268	07/22/2002	LaSalle Bristol Corp. 5030 Great Oak Drive Lakeland, FL 33815	Automatic Duct Forming Machine owned by Secured Party and leased to Debtor

Section 6.04—Existing Investments

None.

Section 6.10—Existing Restrictions

None.

IN WITNESS WHEREOF, the Loan Parties have executed this Disclosure Certificate in connection with the Credit Agreement as of the date first above written.

Loan Parties:

SKYLINE CORPORATION
SKYLINE HOMES, INC.
HOMETTE CORPORATION
LAYTON HOMES CORP.

By:	/s/ Jon Pilarski
Name:	Jon Pilarski
Title:	Vice President/Treasurer of each of the above, on behalf of each of the above